Exhibit 10.14

CONTRACT FOR LEASE OF PROPERTY

Lessor: Weichao YAN, Xiaowei ZHU Lessee: Hangzhou MYL Business Administration Consulting Co., Ltd.	Contract No.: Place of signing: Date of signing:

1.	The property to be leased is located at Room 307, Hualong Business Building, Gongshu District, which consists of one room, with the floorage of 48.1 square meters, in good order.

2.	The term of lease shall be from April 27, 2009 to April 26, 2010. (Note: the term of lease shall not exceed 20 years, and the extra length over 20 years shall be deemed invalid.)

3.	The rent shall be RMB 33,320.

4.	Time limit and method for payment of rent: The rent shall be paid in cash in ___ installments every year.

5.	The expenses in connection with the said property in respect of water, power, gas, telephone, cable TV, cleaning, and property management, shall be for the Lessee’s account.

6.	The property shall be used for the purpose of office and business operation.

7.	As for repair and maintenance of the property, the Lessee shall be responsible for the repair and maintenance of part of the property to the extent such part is decorated and in use.

The scope, time, and percentage of expenses on repair and maintenance of the property for the Lessor: as the case may be.

The scope and percentage of repair and maintenance of the property for the Lessee: the Lessee shall be responsible for the repair and maintenance of part of the property to the extent such part is decorated and in use.

8.	Whether or not the Lessor permits the Lessee to decorate or otherwise add accessories to the property, and to what extent: it shall be subject to prior consent by the Lessor.

Disposition of the decoration and accessories to the property upon expiration of the term of lease: it shall be disposed by the Lessee.

9.	Whether or not the Lessor permits the Lessee to re-lease the property to a third party: Yes.

10.	The deposit of RMB , shall be paid to the Lessor by the Lessee no later than .

11.	events resulting in revocation of the contract

Under any of the following circumstances, the Lessor shall be entitled to revoke this contract:

a)	The Lessee fails to pay the rent or fails to pay the rent as agreed, for more than three months;

b)	The amount owed by the Lessee totals more than RMB / ;

c)	The Lessee changes the purpose of the property without consent by the Lessor and approval by the pertinent authorities;

d)	The Lessee fails to perform its obligation on repair and maintenance in breach of the provisions herein, and thus causes the property or facilities seriously damaged;

e)	The Lessee decorates the property without written consent by the Lessor;

f)	The Lessee re-lease the property to a third party without written consent by the Lessor; or

g)	The Lessee involves in illegal activity in the property.

Under any of the following circumstances, the Lessee shall be entitled to revoke this contract:

a)	The Lessor postpones the delivery of the property for more than ___ months;

b)	The Lessor fails to perform its obligation on repair and maintenance in breach of this contract, and thus make the Lessee unable to further use the property.

c)	/

12.	Upon expiration of the term of lease, the Lessee shall return the property within the following time limit: /

13.	breach of contract liability: After the Parties sign this contract, in case the Lessee violates any provisions hereof, the property shall be taken back.

The Lessor shall be liable to all loss therefrom, in case that it fails to repair the property in a timely manner or as required and thus results in personal injury or loss of property to the Lessee.

The Lessee shall be liable to not only the rent, but also the late fine, in case that the Lessee delays the payment of rent.

The Lessee shall be liable to all loss therefrom, in case that it re-leases the property to a third party without duly authorization and thus results in damage to the property.

14.
Resolution of dispute: Any dispute arising out of the performance of this contract shall be resolved by the Parties through mutual negotiation, or through mediation made by the local company registry, or, in case of failed negotiation and mediation, be resolved in the manner No. a) as follows:

a)	arbitration by the local arbitration committee; or

b)	bringing a lawsuit to the People’s Court.

15.	other issues: to be negotiated by the Parties.

Lessor: Weichao YAN, Xiaowei ZHU Residence: Legal representative: ID No.: Authorized representative: Tel.: Bank: Zip code:	Lessee: Hangzhou MYL Business Administration Consulting Co., Ltd. Residence: Legal representative: ID No.: Authorized representative: Tel.: Bank: Zip code:	Conclusion of authentication /notarization: Authenticator / notary: Date:

Printed under the supervision of Hangzhou Administration for Industry & Commerce